Exhibit 99.1

CERTIFICATION OF SERVICES PERFORMED

March 27, 2018

Reference is made to that certain Loan Agreement (the “Loan Agreement”) to be entered into by and between TAH 2018-1 Borrower LLC (“Borrower”) and German American Capital Corporation (“Client”). Capitalized terms used herein without definition have the respective meanings ascribed thereto in the Loan Agreement.
I do hereby certify to Borrower and Client, to the best of my knowledge and belief, that Green River Capital, LLC (“GRC”) has completed certain due diligence services ordered by Client under the Evaluation Services Agreement dated March 21, 2018, between GRC and Client, in connection with the borrowing of the Loan for certain residential rental properties (the “Properties” and each, a “Property”) contained in the data tape entitled “TAH 2018-1 Data Tape Cutoff 1.31.2018 Final Tape.xlsx” (the “Data Tape”). Furthermore;
1.     GRC has reviewed the Lease for each Property provided by Client and has determined that (a) each such Lease has been executed by the applicable tenant, (b) the monthly rental payment under each such Lease and the Lease commencement and expiration dates match the information included in the Data Tape, (c) no such Lease contains terms that are materially inconsistent with customary lease terms for the jurisdiction where the applicable Property is located and (d) all Section 8 Leases are correctly reported as such on the Data Tape unless described on Schedule 1 attached hereto.
2.     GRC has reviewed the values in the Data Tape that are used in the calculations and reporting of the purchase prices, lease commencement and expiration dates, rent amounts, Broker Price Opinion amounts, Broker Price Opinion completion dates, and actual renovation costs and verified such values in the Data Tape are correct.
3.     GRC has reviewed (a) the addresses in the Data Tape and verified that they match the addresses that appear on the Broker Price Opinions, and (b) the county designation for each Property in the Data Tape and confirmed each such designation is accurate and matches the county designation in the corresponding approved title policy commitment.
4.     GRC has reviewed the Data Tape which indicates which Properties are or are not subject to an active homeowner’s, condominium, or other common-interest community association (each an, “HOA”) and has verified, based on its review of the title work, the Data Tape and that certain HOA discrepancy review report dated on or about the date hereof executed by OS National, LLC (“OSN”), that the Properties identified in the Data Tape as not being subject to an HOA are accurately identified.
5.     GRC has reviewed the Data Tape which indicates which Properties are condominiums and has determined, based on property-type designations in the Broker Price Opinion for each Property and, if necessary, based on the county records via an online database and other online resources, that the designations of Properties as condominiums in the Data Tape are accurate.

6.     GRC has reviewed the purchase documentation for the Properties provided by Borrower in each case, suitable for the type of purchase.  GRC has compared the acquisition price amounts in the Data Tape against the purchase documentation provided and confirmed that the acquisition price amounts in the Data Tape are accurate.
7.     GRC has reviewed the renovation costs by category for each Property that appears on the general ledger which is entitled “TAH 2018-1 PPA Breakdown.xlsx”, as provided to GRC on March 22, 2018 and tied out such costs with the Data Tape for the following data fields: land improvements, swimming pools, building improvements, carpeting, roof, HVAC, stove, washer and dryer, refrigerator, dishwasher, carpet replacement, closing costs and capitalized soft costs.

8.     GRC has reviewed the renovation purchase orders, change orders and similar evidence for a random sample of 100 Properties from the Data Tape and verified that the dollar amount corresponding to the Borrower’s stated actual rehabilitation line-item spending reflected in the Data Tape is accurate.

9.     GRC has confirmed the schedule of Florida code liens generated by OSN by comparing the contents of the schedule, including but not limited to, the amounts of such liens, and the accruing amounts of such liens, to the copies of recorded lien instruments in the applicable jurisdictions.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed as of the date set forth above.

GREEN RIVER CAPITAL, LLC

/s/ Richard Lundbeck
Name:	Richard Lundbeck
Title:	Senior Vice President

Schedule 1 (Lease Exceptions)
ADDRESS	CITY	STATE	ZIP	GRC Discrepancy Note
7049 Blossom Crk	Converse	TX	78109	Lease contains a typo on the end date.
5000 Poplar Glen Dr	Matthews	NC	28104	1 Day discrepancy on the Lease
202 Nita Dr	Seffner	FL	33584	Lease contains a typo on the end date.
2129 Serenity Drive	Acworth	GA	30101	Lease contains a typo on the start date.